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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 19, 2002
                Date of Report (Date of earliest event reported)


                      R.J. REYNOLDS TOBACCO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                         1-6388                 56-0950247
(State or other jurisdiction     (Commission file number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

401 NORTH MAIN STREET, WINSTON-SALEM, NC                           27102
(Address of principal executive offices)                         (Zip Code)


                                  336-741-5500
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         On August 9, 2002, the Board of Directors of R.J. Reynolds Tobacco Holdings, Inc. approved Amendment No. 1, dated as of August 9, 2002, to the Rights Agreement, dated as of May 17, 1999, between RJR and The Bank of New York, a New York banking corporation, as rights agent. The Amendment amended the definition of the term "Acquiring Person" in Section 1 of the Rights Agreement.

         The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is incorporated herein by reference. Copies of the Rights Agreement are available free of charge from RJR.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS

Number   Exhibit
------   -------

4.1 Amendment No. 1, dated as of August 9, 2002, to the Rights Agreement, dated as of May 17, 1999, between R.J. Reynolds Tobacco Holdings, Inc. and The Bank of New York, as rights agent (incorporated by reference to Exhibit 4.1 to Registrant's Form 8-A/A dated August 19, 2002)



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           R.J. REYNOLDS TOBACCO HOLDINGS, INC.
                                                       (Registrant)



Date: August 19, 2002                     /s/ McDara P. Folan, III
                                          -------------------------------------
                                          McDara P. Folan, III
                                          Vice President, Deputy General Counsel
                                            and Secretary




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                                  EXHIBIT INDEX


Exhibit
Number   Description
-------  -----------------------------------------------------------------------

4.1 Amendment No. 1, dated as of August 9, 2002, to the Rights Agreement, dated as of May 17, 1999, between R.J. Reynolds Tobacco Holdings, Inc. and The Bank of New York, as rights agent (incorporated by reference to Exhibit 4.1 to Registrant's Form 8-A/A dated August 19, 2002)